Exhibit 99.1

QXO Announces Fourth Quarter Summarized Preliminary Financial Information

GREENWICH, Conn. — January 15, 2026 — QXO, Inc. (“QXO” or the “Company”) (NYSE: QXO) today announced the following summarized preliminary financial information. The Company expects to file its annual report on Form 10-K for the year ended December 31, 2025 on February 26, 2026.

FOURTH QUARTER 2025 SUMMARY PRELIMINARY RESULTS

•	Net sales of approximately $2.19 billion

•	Adjusted EBITDA of approximately $150 million

The Company’s preliminary unaudited financial results in this press release for the fourth quarter ended December 31, 2025 are preliminary, unaudited and subject to completion, and may change as a result of management’s continued review. Such preliminary results are subject to the finalization of quarter-end financial and accounting procedures. The preliminary financial results represent management estimates that constitute forward-looking statements subject to risks and uncertainties. As a result, the preliminary financial results may materially differ from the actual results when they are completed and publicly disclosed. These preliminary results should not be viewed as a substitute for the Company’s full fourth quarter financial statements and do not present all information necessary for a complete understanding of financial performance.

About QXO

QXO is the largest publicly traded distributor of roofing, waterproofing and complementary building products in North America. The Company plans to become the tech-enabled leader in the $800 billion building products distribution industry and generate outsized value for shareholders. The Company is executing its strategy toward a target of $50 billion in annual revenues within the next decade through accretive acquisitions and organic growth. Visit QXO.com for more information.

Non-GAAP Financial Measures

QXO presents Adjusted EBITDA, a non-GAAP financial measure, in this press release. We calculate Adjusted EBITDA as net income (loss) excluding depreciation; amortization; interest expense, net; stock-based compensation; provision for (benefit from) income taxes; restructuring costs; transaction costs; transformation costs; and inventory fair value adjustments that we do not consider representative of our underlying operations. We have not provided a reconciliation of our forward-looking non-GAAP measure of adjusted EBITDA to the most comparable GAAP measure of net income (loss). Providing forward-looking net income (loss) is potentially misleading and not practical given the difficulty of determining certain income tax and other adjustments.

Management uses this non-GAAP financial measure in making financial, operating and planning decisions and evaluating QXO’s ongoing performance. We believe this non-GAAP financial measure facilitates analysis of our ongoing business operations because it excludes items that may not be reflective of, or are unrelated to, QXO’s core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying business. Other companies may calculate this non-GAAP financial measure differently, and therefore our measure may not be comparable to similarly titled measures of other companies.

Forward-looking Statements

This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact, including statements relating to the preliminary results, are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the Securities and Exchange Commission, and the following:

•	an inability to obtain the products we distribute resulting in lost revenues and reduced margins and damaging our relationships with customers;

•	a change in supplier pricing and demand, which may adversely affect our income and gross margins;

•	a change in vendor rebates, which may adversely affect our income and gross margins;

•	our inability to identify potential acquisition targets or successfully complete acquisitions on acceptable terms;

•	risks related to maintaining our safety record;

•	the possibility that building products distribution industry demand may soften or shift substantially due to cyclicality or dependence on general economic and political conditions, including inflation or deflation, interest rates, governmental subsidies or incentives, consumer confidence, labor and supply shortages, weather and commodity prices;

•	the possibility that regional, national or global barriers to trade, including trade wars, could increase the cost of products in the building products distribution industry, which could adversely impact the competitiveness of such products and the financial results of businesses in the industry;

•	seasonality, weather-related conditions and natural disasters;

•	risks related to the proper functioning of our information technology systems, including threats related to cybersecurity and artificial intelligence;

•	loss of key talent or our inability to attract and retain new qualified talent;

•	risks related to work stoppages, union negotiations, labor disputes and other matters associated with our labor force or the labor forces of our suppliers or customers;

•	the risk that the anticipated benefits of our acquisition of Beacon Roofing Supply, Inc. (the “Beacon Acquisition”) or any future acquisition may not be fully realized or may take longer to realize than expected;

•	the effect of the Beacon Acquisition or any future acquisition on our business relationships with employees, customers or suppliers, operating results and the business generally;

•	unexpected liabilities, costs, charges, expenses or accounting adjustments resulting from the Beacon Acquisition or any future acquisition or difficulties in integrating and operating acquired companies;

•	risks related to our obligations under the indebtedness incurred in connection with the Beacon Acquisition;

•	the risk that the Company is or becomes highly dependent on the continued leadership of Brad Jacobs as chairman and chief executive officer and the possibility that the loss of Mr. Jacobs in these roles could have a material adverse effect on the Company’s business, financial condition and results of operations;

•	the possible economic impact of the Company’s outstanding warrants and preferred stock on the Company and the holders of its common stock, including market price volatility, dilution from the exercise or conversion of the warrants or preferred stock, or the impact of dividend payments from preferred stock that remains outstanding;

•	challenges in raising additional equity or debt capital from public or private markets to pursue the Company’s business plan and the effects that raising such capital may have on the Company and its business;

•	the possibility that new investors in any future financing transactions could gain rights, preferences and privileges senior to those of the Company’s existing stockholders;

•	risks associated with periodic litigation, regulatory proceedings and enforcement actions, which may adversely affect the Company’s business and financial performance;

•	the impact of legislative, regulatory, economic, competitive and technological changes;

•	unknown liabilities and uncertainties regarding general economic, business, competitive, legal, regulatory, tax and geopolitical conditions; and

•	other factors, including those set forth in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and subsequent Quarterly Reports on Form 10-Q.

All forward-looking statements set forth in this release are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences for or effects on us or our business or operations. Forward-looking statements set forth in this release speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements except to the extent required by law.

Media Contact

Joe Checkler

joe.checkler@qxo.com

203-609-9650

Investor Contact

Mark Manduca

mark.manduca@qxo.com

203-321-3889